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                          SECURITIES EXCHANGE AND COMMISSION

                               Washington, D. C. 20549

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                                      FORM 8-K/A
                                   AMENDMENT NO. 1
                                    CURRENT REPORT

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                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


                                    Date of Report
                  (Date of earliest event reported):  March 19,1996


                                   Truevision, Inc.
                    ----------------------------------------------
                (Exact name of registrant as specified in its charter)

 Delaware                       000-18404                       77-0161747
- ---------------          -------------------------          -------------------
(State of                 (Commission File Number)          (IRS Employer
Incorporation)                                              Identification No.)

               2500 Walsh Avenue, Santa Clara, California         95051
              ----------------------------------------------------------
              (Address of principal executive offices)       (Zip Code)

                                    (408) 562-4200
                   ------------------------------------------------
                 (Registrant's telephone number, including area code)

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Item 5.   Other Events.


     On March 19, 1996, Truevision, Inc. ("Truevision") and Matsushita Electric Industrial Co. Ltd./Video Systems Division ("Matsushita") entered into a Product Design and Development Agreement (the "Agreement"). Under the Agreement, Truevision will develop a version of its recently announced TARGA(R)2000 RTX digital video engines which incorporates Matsushita's DVCPRO technology.

     The Agreement will continue until the final payment is made by Matsushita to Truevision under the Agreement unless the Agreement is earlier terminated by either party as provided therein. Either party may terminate the Agreement without cause upon written notice to the other party. In addition, either party may terminate the Agreement immediately upon the occurrence of certain events specified therein.

     The foregoing description of the Agreement is necessarily incomplete, and reference is made to the copy of the Agreement attached hereto as Exhibit 1, which is hereby incorporated by reference herein.


Item 7.    Exhibits.

     1. Product Design and Development Agreement, dated March 19, 1996, by and between Truevision, Inc. and Matsushita Electric Industrial Co. Ltd./Video Systems Division. Confidential treatment has been requested for portions of the Product Design and Development Agreement.

                                          2.

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                                      SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             TRUEVISION, INC.



Dated:  August 5, 1996                  By: /s/ Rondal J. Moore
                                           ---------------------------------
                                                Rondal J. Moore
                                                General Counsel, Vice President

                                          3.

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                                   INDEX TO EXHIBIT

                                                                 Sequentially
                                                                 numbered page
                                                                 -------------
1.   Product Design and Development Agreement, dated March            5
     19, 1996, by and between Truevision, Inc. and Matsushita
     Electric Industrial Co. Ltd./Video Systems Division.
     Confidential treatment has been requested for portions of the Product Design and Development Agreement.

                                          4.